UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
April 4, 2011
PINNACLE AIRLINES CORP.
(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
Delaware	001-31898	03-0376558
(Address of principal executive offices)	(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132
Registrant’s telephone number, including area code
(901)-348-4100
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2011, Pinnacle Airlines Corp. (the “Company”) entered into a letter agreement with Alfred T. Spain, a director of the Company, pursuant to which Mr. Spain will provide consulting services to the Company.  The services that Mr. Spain will provide include safety, operations and transition-related consulting services.  Mr. Spain will be paid a fee of $27,100 per month.  (See, also, Item 5.02 below with respect to Mr. Breeding.)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2011, the Company entered into a letter agreement with the Chairman of the Company’s Board of Directors, Donald J. Breeding, pursuant to which Mr. Breeding will provide consulting services to the Company in the role of interim Chief Executive Officer.  Mr. Breeding will continue to serve as the Company’s Chairman of the Board and as a director.  Mr. Breeding will provide services as are customary for the chief executive officer of a publicly-held corporation, and will receive a fee of $27,100 per month.  Mr. Breeding has been a member of the Company’s Board of Directors since January 2003 and has been Chairman since November 2007.  Mr. Breeding was President and Chief Executive Officer of Airline Management, LLC from 1997 to 2007. From 1992 to 1997, he served as President, Chief Executive Officer and Director of Continental Micronesia, a majority owned subsidiary of Continental Airlines, and from 1988 to 1992 he served as Senior Vice President, Operations of Continental Airlines. Prior to joining Continental Airlines, he served in a number of executive positions for Eastern Airlines and Texas International Airlines. Mr. Breeding was also a Director of Reliant Energy until December 31, 2009.  Mr. Breeding is 76 years old.

The foregoing summary of the terms of the letter agreements with Mr. Spain and Mr. Breeding is qualified in its entirety by reference to the full text of the agreements, which are filed as Exhibit 10.88 and Exhibit 10.89, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:
Exhibit Number	Description

10.88	Letter Agreement between Alfred T. Spain and Pinnacle Airlines Corp. dated April 4, 2011
10.89	Letter Agreement between Donald J. Breeding and Pinnacle Airlines Corp. dated April 4, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP.
(Registrant)

By: /s/ Brian T. Hunt
Brian T. Hunt
Vice President and General Counsel
April 11, 2011

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